Equitable Financial Life Insurance Company

Supplement dated September 13, 2023 to the current variable annuity prospectuses, initial summary prospectuses and updating summary prospectuses for:

•	American Dental Association Members Retirement Program
•	Members Retirement Program

This Supplement updates the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for the above referenced variable annuity contracts and in any supplements to those prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Special terms not defined in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus.

This Supplement updates certain information for Portfolio Companies listed in the Appendix in the Prospectuses. No new Portfolio Companies are being added as investment options under any contract.

1290 Retirement 2060 Fund (the “Fund”) Fund Name, Investment Adviser, Asset Type and
Sub-Adviser
Changes

A special shareholder meeting of the 1290 Retirement 2060 Fund is anticipated to be held on or about October 23, 2023, to vote on the following proposed changes that will go effective by the end of the first quarter of 2024. Subject to the approval by the shareholders, the Fund will change from a fund-of-funds to a sub-advised fund. As a result of this proposed change, the Fund will appoint a new sub-adviser.
Additionally, the Fund’s Asset Type and the Fund’s name will be changed, as described in the table below. Accordingly, all references to the Fund in the Prospectus will also be changed.

	Current Fund	Restructured Fund
Fund Name	1290 Retirement 2060 Fund*	1290 Avantis ® U.S. Large Cap Growth Fund
Fund Sub-Adviser	None	American Century Investment Management, Inc.
Asset Type	Asset Allocation	Equity
*	The former name may continue to be used in certain documents for a period of time after the date of this Supplement.

New Biz/Inforce - 498 convert	Catalog No. 800081
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